UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A

(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.                    )
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          ☐ Preliminary Proxy Statement
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          ☑ Definitive Proxy Statement
          ☐ Definitive Additional Materials
          ☐ Soliciting Material Pursuant to ss.240.14a-12

COMPUTER HORIZONS CORP.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMPUTER HORIZONS CORP.
49 Old Bloomfield Avenue
Mountain Lakes, New Jersey 07046-1495

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Notice is hereby given that the Annual Meeting of Shareholders of Computer Horizons Corp., a New York corporation, (the “Company”) will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located in The Park Avenue Tower; 65 East 55th Street; New York, New York 10022; on Wednesday, December 20, 2006 at 10:00 A.M., local time, or at the adjournment or postponement, thereof, for the following purposes:

1. To elect five (5) members of the Board of Directors of the Company to serve until the next annual meeting of shareholders and until their successors are elected and qualify;

2. To ratify the appointment of the selection of the accounting firm of Amper, Politziner & Mattia (“APM”) as the Company's independent auditors for the year ending December 31, 2006; and

3. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on November 15, 2006 are entitled to notice of and to vote at the meeting or any adjournment thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at our offices. If you have any further questions concerning the meeting or any proposals, please contact Michael C. Caulfield at (973) 299-4000.

By Order of the Board of Directors,

MICHAEL C. CAULFIELD Secretary

Mountain Lakes, New Jersey
November 20, 2006

If it is convenient for you to do so, we hope you will attend the meeting. If you cannot attend, we urge you to vote online as noted on the enclosed proxy card, or fill out the enclosed proxy card and return it to us in the envelope provided. No postage is required if mailed in the United States.

TABLE OF CONTENTS

Page
Proxy Statement	2
The Annual Meeting and Voting
Annual Meeting Admission
Who is Entitled to Vote?
How do I vote?
May I Change my Vote?
What Constitutes a Quorum?
What is the Effect of Broker Non-votes?
Who will count the votes?
Shareholder Proposals and Nominations for 2007 Annual Meeting
Who Will Bear the Costs of Solicitation?

Certain Financial Information	4

Corporate Governance	4

Meeting Attendance
Board Independence
Communications with the Board of Directors
Corporate Governance Guidelines
Committees of the Board
Audit Committee
Corporate Governance/Nominating Committee
Compensation Committee

Security Ownership of Certain Beneficial Owners	6

Section 16(A) Beneficial Ownership Reporting Compliance	9

Proposal 1—Election of Directors	9

Directors Standing for Re-election

Proposal 2—Ratification of the Appointment of Amper, Politziner & Mattia (“APM”) as the Company's Independent Auditors	11

Auditors
Audit and Non-Audit Fees
Pre-Approval of Audit and Non-Audit Fees
Report of the Audit Committee

Executive Compensation	13

Summary Compensation Table
Stock Option Grants in 2005
Aggregated Options Exercises in 2005 and 2005 Year-End Option Values
Employment Agreements
Equity Compensation Plan Information
Compensation Committee Report
Compensation Policies
2005 Compensation
Compensation Committee Interlocks and Insider Participation
Directors' Compensation
Directors' and Officers' Liability Insurance

Performance Graph	18

Other Information	19

Shareholder Proposals

COMPUTER HORIZONS CORP.
49 Old Bloomfield Avenue
Mountain Lakes, New Jersey 07046-1495

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 20, 2006

The Annual Meeting and Mailing of Proxy Materials

Our Board of Directors is soliciting proxies in the accompanying form to be used at the annual meeting of shareholders to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located in The Park Avenue Tower; 65 East 55th Street; New York, New York 10022 on Wednesday, December 20, 2006 at 10:00 A.M. local time, or at any adjournment or postponement of the meeting. This Proxy Statement contains information about the items being voted on at the annual meeting. It is anticipated that the mailing to shareholders of the Proxy Statement and the proxy will commence on or about November 20, 2006.

Annual Meeting Admission

Either an admission ticket or proof of ownership of common stock of the Company, as well as a form of personal identification, must be presented in order to be admitted to the annual meeting. If you are a shareholder of record your admission ticket is attached to your proxy card. If your shares are held in the name of a bank, broker or other holder of record, you must bring a brokerage statement or other proof of ownership with you to the meeting or you may request an admission ticket in advance by contacting the Secretary of the Company at Computer Horizons Corp., 49 Old Bloomfield Avenue, Mountain Lakes, NJ 07046-1495. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the meeting.

Who is entitled to vote?

Record shareholders of the Company common stock at the close of business on November 15, 2006 (the record date) can vote at the annual meeting. As of the record date, November 15, 2006, 33,402,751 shares of the Company's common stock were issued and outstanding. Each shareholder has one vote for each share of common stock owned as of the record date.

How do I vote?

You may reference the enclosed proxy card for directions regarding how to vote.

May I change my vote?

You may revoke your proxy at any time before it is voted at the meeting in several ways. You may send in a revised proxy dated later than the first proxy or you may vote in person at the meeting or you may notify the corporate secretary in writing prior to the meeting that you have revoked your proxy or you may vote again. Please note that the last vote received, whether by telephone, Internet or mail, will be the vote counted.

What constitutes a quorum?

A majority of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum. If you vote via the Internet or by proxy card, you will be considered part of the quorum. Abstentions and broker non-votes and votes withheld from director nominees are included in the count to determine a quorum. If a quorum is present, director candidates receiving the highest number of votes will be elected. Ratification of the selection of the Company's auditors as described as Proposal 2 will be approved if a majority of the votes cast by the shareholders are voted in favor of the proposals with abstentions and broker non-votes not counting as votes cast for this purpose.

What is the effect of broker non-votes?

If your broker holds your shares in its "street" name, the broker may vote your shares on the election of directors and the ratification of the selection of auditors even if it does not receive instructions from you. If your broker does not vote, the effect would be as follows:

Regarding the Election of Directors: Broker non-votes have no effect because only a plurality of the votes cast is required to elect a director.

Regarding Proposal 2: Broker non-votes would not be counted either FOR or AGAINST this item and would, therefore, have no effect.

Who will count the votes?

 Registrar and Transfer Company, the Company's transfer agent, will tabulate the votes and act as Inspector of Election.

Who can assist me with voting my shares or questions about this proxy statement?

MacKenzie Partners, Inc. has been retained to act as proxy solicitor and can assist shareholders in voting their shares, as well as, assist in answering questions regarding the matters to be voted upon. MacKenzie Partners can be reached toll-free at 1-800-322-2885, or call collect at 212-929-5500.

Shareholder Proposals and Nominations for the 2007 Annual Meeting

If a shareholder wants to submit a proposal for inclusion in the Company's proxy material for the 2007 annual meeting, it must be received by the Secretary no later than August 1, 2007. Proxies solicited by the Board of Directors for the 2007 Annual Meeting may be voted at the discretion of the persons named in such proxies or their substitutes with respect to any shareholder proposal not included in the Company's proxy statement if the Company does not receive notice of such proposal on or before August 1, 2007.

Who Will Bear the Costs of Solicitation?

The Company will bear the cost of printing and mailing proxy materials, including the reasonable expenses of brokerage firms and others for forwarding the proxy materials to beneficial owners of common stock. In addition to solicitation by mail, solicitation may be made by certain directors, officers and employees of the Company, or firms specializing in solicitation; and may be made in person or by telephone or telegraph. No additional compensation will be paid to any director, officer or employee of the Company for such solicitation. The Company has retained Mackenzie Partners, Inc. as proxy solicitor, for a fee of $5,500 plus reasonable expenses.

CERTAIN FINANCIAL INFORMATION

Please take note that the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “2005 Annual Report”) (without exhibits) and Amendment No. 1 thereto (the “2005 Amendment”) (without exhibits) are enclosed with this proxy statement.

CORPORATE GOVERNANCE

Our Board of Directors and senior management have adopted and adhered to corporate governance practices that we believe maximize shareholder value in a manner consistent with the highest standards of integrity. We continually review and update our governance practices based on the standards of the National Association of Securities Dealers, legal requirements, SEC regulations and best practices recommended by governance authorities.

Several of our significant corporate governance practices include:

•	Our Board has determined that all five directors currently serving on the Board are "independent directors" as defined under the listing standards of the National Association of Securities Dealers.

•	All members of the Audit Committee, Governance/Nominating Committee and Compensation Committee are independent.

•	Our independent directors meet at each regularly scheduled meeting without the presence of management.

•	Our independent outside auditors meet privately with the Audit Committee at all scheduled meetings.

•
We continually review and assess our Company Code of Business Conduct and Ethics, with a hotline available to all employees to anonymously report concerns related to accounting, internal accounting controls or auditing matters.

We have made available on our website the company's Corporate Governance Guidelines and Code of Business Conduct and Ethics atwww.computerhorizons.com.

Meeting Attendance

The Board of Directors of the Company is currently comprised of five members. The Board held 16 meetings and the standing committees held 17 meetings in 2005. Each director attended at least 75% of the meetings of the Board held in 2005 and meetings held by all committees of the Board on which such director served during the period that the director so served in 2005.

Directors are expected to make reasonable efforts to attend Board meetings, meetings of committees of which such director is a member and the Company's annual meeting of shareholders each year.

Board Independence

The Board of Directors has reviewed the independence of each director under the listing standards of the National Association of Securities Dealers. Based upon its review, the Board has determined that all of the directors currently serving on the Board are "independent directors" as defined under the listing standards of the National Association of Securities Dealers and Messrs. Tanki, Meyer and Van Rijn also meet the additional independence standards for Audit Committee members.

Communications with the Board of Directors

Shareholders may communicate with the Board by writing to the Secretary of the Company at Computer Horizons Corp., c/o the Board of Directors (or, at the shareholder's option, c/o Eric Rosenfeld, Chairman of the Board), 49 Old Bloomfield Avenue, Mountain Lakes, New Jersey 07046. The Secretary will ensure that this communication (assuming it is properly marked c/o of the Board of Directors or c/o Eric Rosenfeld, Chairman of the Board) is delivered to the Board or the specified director as the case may be.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Company is committed to sound corporate governance principles as such principles are essential to the reputation of the Company and to the ethical conduct of its business and its relationship with others both inside and outside of the Company. The Company has adopted Corporate Governance Guidelines as the formal codification of certain corporate governance practices developed by the Board of Directors over the Company's history as well as new practices to be implemented to help the Board to fulfill its responsibilities to shareholders. The Company has also adopted a Code of Business Conduct and Ethics applicable to its employees, officers and directors. The Company's Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on the Company's web site at www.computerhorizons.com.

Committees of the Board

The Board of Directors has three standing committees: an Audit Committee, a Corporate Governance/Nominating Committee and a Compensation Committee. The Board of Directors has adopted, and may amend from time to time, a written charter for each of these committees. The Company makes available on its web site at www.computerhorizons.com, copies of each of these charters. The Company is not including the information contained on or available through its web site as a part of, or incorporation of such information by reference into, this Proxy Statement.

Audit Committee

The Audit Committee presently is comprised of FrankTanki (Chair), Karl Meyer and William Van Rijn. The Board of Directors has reviewed the qualifications of each member of the Audit Committee and has determined that each member is "independent" under the current listing standards of the National Association of Securities Dealers applicable to Audit Committee members. The Board has further determined, in its business judgment, that each member of the Audit Committee is financially literate and that Mr. Tanki qualifies as an "audit committee financial expert" as defined by applicable rules promulgated by the Securities and Exchange Commission. The Audit Committee met twelve times in 2005. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. A copy of this charter is available at the Company's web sitewww.computerhorizons.com.

As set forth in the Audit Committee charter, the Audit Committee has responsibility for assisting the Board in, among other things, overseeing: the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualification and independence and performance of the independent auditors. The Audit Committee also prepares the Audit Committee report that is required pursuant to the rules of the Securities and Exchange Commission. The Committee's functions include: review and evaluation of the qualifications and performance of the independent auditor including, appointment and replacement of the independent auditor, compensation and supervision of the independent auditor and pre-approval of all audit services and permitted non-audit services; review and discussion with management and the independent auditor of interim and annual financial statements and related management's discussion and analysis and related releases to the public of such information; review of significant complaints regarding accounting, internal accounting controls or auditing matters; and review and reassessment of the Code of Business Conduct and Ethics.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee currently is comprised of Messrs. Meyer (Chair), Rosenfeld and Tanki. The Board of Directors has determined that all of the members are "independent" under the current listing standards of the National Association of Securities Dealers. The Corporate Governance/Nominating Committee met two times in 2005. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Corporate Governance/Nominating Committee. A copy of this charter is available at the Company's web sitewww.computerhorizons.com.

As set forth in the Corporate Governance/Nominating Committee charter, the Corporate Governance/Nominating Committee has responsibility for assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with the Corporate Governance Guidelines. The Corporate Governance/Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. The Company's Corporate Governance Guidelines outline the criteria utilized by the Corporate Governance/Nominating Committee in evaluating Board candidates' qualifications and is available on the Company's websitewww.computerhorizons.com.

At a minimum, each director should:

•	be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others;

•	be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of a director's responsibilities;

•
be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board committee member (including developing and maintaining sufficient knowledge of the Company and its industry, reviewing and analyzing reports and other information important to Board and committee responsibilities, preparing for, attending and participating in Board and committee meetings and satisfying appropriate orientation and continuing education guidelines); and

•	have the capacity and desire to represent and balance the best interests of the shareholders as a whole and not just a special interest group or constituency.

•	In addition, the Corporate Governance/Nominating Committee shall develop specific criteria:

•
That takes into account any particular needs of the Company based on its business, size, ownership, growth objectives, community, customers and other characteristics and will need to be adjusted and refocused as these Company characteristics change and evolve;

•
The Corporate Governance/ Nominating Committee shall, when practical, prepare at least annually a list of any specific criteria so identified that are not adequately represented on the Board and, when practical, the Corporate Governance/Nominating Committee should indicate the most significant deficiencies that should be given the highest priority in recruiting new director candidates possessing the missing criteria.

Shareholders wishing to recommend a candidate for consideration by the Corporate Governance/ Nominating Committee may do so by writing to the Secretary, Computer Horizons Corp., 49 Old Bloomfield Avenue, Mountain Lakes, New Jersey 07046-1495 by the date specified under "Shareholder Proposals". Recommendations should include (a) the qualifications of the proposed nominee, (b) the principal occupations and employment of the proposed nominee during the past five years, (c) each directorship currently held by the proposed nominee, (d) a statement from the proposed nominee that he or she has consented to the submission of the recommendation, and (e) a representation that the shareholder nominating the candidate is a holder of the Company's stock entitled to vote at the meeting.

Compensation Committee

The Compensation Committee currently is comprised of Messrs. Rosenfeld, Walters (Chair) and Van Rijn. The Board of Directors has determined that all of the members are "independent" under the current listing standards of the National Association of Securities Dealers. The Compensation Committee met three times in 2005. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. A copy of this charter is available at the Company's web sitewww.computerhorizons.com.

As set forth in the Compensation Committee charter, the Compensation Committee has responsibility for assisting the Board in, among other things, evaluating and making recommendations regarding the compensation of the executive officers and directors of the Company; assuring that the executive officers are compensated effectively in a manner consistent with the stated compensation strategy of the Company; producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the Securities and Exchange Commission; periodically evaluating the terms and administration of the Company's incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to directors and executive officers of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table presents certain information with respect to the beneficial ownership of shares of the Company’s common stock (its only class of voting securities) as of November 15, 2006 (except as noted otherwise), by (a) persons owning more than 5% of such shares, (b) each director, (c) the named executive officers identified in the Summary Compensation Table, and (d) all directors and named executive officers as a group.

The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. The number of shares beneficially owned by a person includes shares of Common Stock of the Company that are subject to stock options that are either currently exercisable or exercisable within 60 days following November 15, 2006. These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by the person. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to the Company’s knowledge, each shareholder has sole voting and dispositive power with respect to the securities beneficially owned by that shareholder.

Unless otherwise indicated, the address of each person listed below is c/o Computer Horizons Corp., 49 Old Bloomfield Avenue, Mountain Lakes, NJ 07046-1496.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Eric Rosenfeld	2,426,600(1)	7.25%

Karl L. Meyer	25,000(2)	*

Frank J. Tanki	25,000(2)	*

Willem van Rijn	25,000(2)	*

Robert F. Walters	25,000(2)	*

Dennis Conroy	33,334(2)	*

William J. Murphy(3) 184 Andover Drive Wayne, NJ 07470	50,000	*

Michael J. Shea(3) c/o Hooper Holmes Inc. 170 Mt. Airy Road Basking Ridge, NJ 07920	—	—

All directors and executive officers as a group (eight persons)(3)	2,609,934	7.77%

A Group comprising Boston Avenue Capital, LLC, Yorktown Avenue Capital, LLC, and Herbert & Rosaline Gussman Foundation, c/o Value Fund Advisors 415 South Boston, 9th Floor Tulsa, OK 74103	2,755,320(4)	8.24%

A Group comprising Crescendo Partners II, L.P., Series R, Crescendo Investments II, LLC and Eric Rosenfeld 10 E. 53rd St., 35th Floor New York, NY 10022	2,426,600(5)	7.25%

Dimensional Fund Advisors Inc 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	2,307,921(6)	6.90%

Basil P. Regan, c/o Regan Partners L.P. 32 E. 57th St., 20th Floor New York, NY 10022	2,269,137(7)	6.79%

A Group comprising Emancipation Capital, LP, Emancipation Capital, LLC, Emancipation Capital Master, Ltd., Charles Frumberg and Hurley Capital LLC 1120 Avenue of the Americas, Suite 1504 New York, NY 10036	1,745,720(8)	5.22%

* Less than one percent

(1)
Comprises 25,000 shares which could be acquired within 60 days upon exercise of outstanding options held by Mr. Rosenfeld and 2,401,600 shares owned by Crescendo Partners II, L.P., Series R. Crescendo Partners II L.P., Series R filed a Schedule 13D with the Securities and Exchange Commission stating that as of the end of business on October 20, 2005, Crescendo Partners II, L.P., Series R beneficially owned 2,401,600 shares of the Company’s Common Stock. As the general partner of Crescendo Partners II, Crescendo Investments II, LLC may be deemed to beneficially own the 2,401,600 shares of the Company’s Common Stock owned by Crescendo Partners II. As the managing member of Crescendo Investments II, which in turn is the general partner of Crescendo Partners II, Mr. Rosenfeld may be deemed to beneficially own the 2,401,600 shares of the Company’s common stock owned by Crescendo Partners II. Mr. Rosenfeld has sole voting and dispositive power with respect to the 2,401,600 shares of the Company’s common stock owned by Crescendo Partners II by virtue of this authority to vote and dispose of such shares. Crescendo Investments II and Mr. Rosenfeld disclaim beneficial ownership of the shares held by Crescendo Partners II, except to the extent of their pecuniary interest therein.

(2)	Comprises shares which could be acquired within 60 days upon exercise of outstanding options.
(3)
Mr. Murphy served as the Company’s chief executive officer until October 18, 2005. Mr. Murphy’s employment with the Company was terminated on such date and is he no longer an executive officer of the Company. Mr. Shea, formerly Vice President and Chief Financial Officer of the Company, resigned from his positions with the Company effective April 28, 2006.

(4)
Boston Avenue Capital, LLC, Yorktown Avenue Capital, LLC, and Herbert & Rosaline Gussman Foundation, filed a Schedule 13D with the Securities and Exchange Commission on June 20, 2006 stating that they may be deemed to have sole voting power and sole dispositive power with respect to 2,755,320 shares of the Company’s common stock with no shared voting power or shared dispositive power.

(5)
Crescendo Partners II L.P., Series R filed a Schedule 13D with the Securities and Exchange Commission stating that as of the end of business on October 20, 2005, Crescendo Partners II, L.P., Series R beneficially owned 2,401,600 shares of the Company’s common stock. As the general partner of Crescendo Partners II, Crescendo Investments II, LLC may be deemed to beneficially own the 2,401,600 shares of the Company’s common stock owned by Crescendo Partners II. As the managing member of Crescendo Investments II, which in turn is the general partner of Crescendo Partners II, Mr. Rosenfeld may be deemed to beneficially own the 2,401,600 shares of the Company’s common stock owned by Crescendo Partners II, in addition to an additional 25,000 shares underlying an option which Mr. Rosenfeld holds individually. Mr. Rosenfeld has sole voting and dispositive power with respect to the 2,401,600 shares of the Company’s common stock owned by Crescendo Partners II by virtue of this authority to vote and dispose of such shares. Crescendo Investments II and Mr. Rosenfeld disclaim beneficial ownership of the shares held by Crescendo Partners II, except to the extent of their pecuniary interest therein.

(6)
Dimensional Fund Advisors Inc. filed a Schedule 13G/A with the Securities and Exchange Commission on February 6, 2006, stating that it may be deemed to have sole voting power and sole dispositive power with respect to 2,307,921 shares of the Company’s common stock with no shared voting power or shared dispositive power.

(7)
Basil P. Regan and Regan Partners L.P. filed a Schedule 13G/A with the Securities and Exchange Commission on May 5, 2006, stating that Mr. Regan may be deemed to have sole voting power and sole dispositive power with respect to 425,000 shares of the Company’s common stock and he may be deemed to have shared voting and shared dispositive power with respect to 1,844,137 shares of the Company’s common stock, and that Regan Partners L.P. may be deemed to have shared voting and shared dispositive power with respect to 1,634,137 shares of the Company’s common stock with no shared voting power or shared dispositive power.

(8)
Emancipation Capital, LP, Emancipation Capital, LLC, Emancipation Capital Master, Ltd., Charles Frumberg and Hurley Capital LLC filed a Schedule 13G with the Securities and Exchange Commission on July 25, 2006 stating that they may be deemed the beneficial owners of (i) 1,595,716 shares of the Company’s common stock owned by the reporting persons other than Hurley Capital LLC and (ii) 150,004 shares of the Company’s common stock owned by managed accounts of Hurley Capital LLC for which Hurley Capital LLC has voting and dispositive discretion.

Compliance with Section 16(A) Of The Exchange Act

Section 16 (a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Commission. Such officers, directors and 10 percent stockholders are also required by Commission rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes, during the fiscal year ended December 31, 2005, that there was compliance with all section 16(a) filing requirements applicable to its officers, directors and 10 percent stockholders.

PROPOSAL 1—ELECTION OF DIRECTORS

All of the five current members of the Board of Directors have been nominated for election by the shareholders, to hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualify. Unless such authority is withheld as to one or more nominees by marking the enclosed proxy as indicated thereon, the proxy will, if executed and returned, be voted "FOR" the election of the nominees named herein.
If any nominee is unable to be a candidate when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person as may be designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to be a candidate for election.
The following table sets forth certain information regarding the nominees:

DIRECTORS STANDING FOR RE-ELECTION:
Nominee	Age	Director Since
ERIC ROSENFELD has served as the general partner of Crescendo Partners, L.P., a New York-based investment firm, since November 1998. Mr. Rosenfeld also currently serves as Chairman of the Board, Chief Executive Officer and President of Rhapsody Acquisition Corporation. In addition, he serves on the Boards of CPI Aerostructures, Inc., as Chairman; and as Director at Sierra Systems Inc., Emergis Inc. and Hill International. Prior, Mr. Rosenfeld was a Managing Director at CIBC Oppenheimer, a financial services firm, and its predecessor company Oppenheimer & Co., Inc.	49	2005

KARL L. MEYER recently retired as Chairman of the board and president of Ermis Maritime Holdings Limited, an owner and operator of ocean going tankers. Previously, he held similar positions with Homeport Bancorp, Inc. (1991-2000), a single bank holding company, and Marine Transport Lines, Inc., the owner and operator of 58 vessels, from April 1986 to December 1989. Prior to that, Mr. Meyer was Managing Director of Diogenes Management Company, an investment advisory company, from July 1995 to 2004. He served as a director of Stelmar Shipping Inc., BT Shipping Limited and Computer Horizons from May 2003 to May 2004.
	68	2005

FRANK J. TANKI most recently served as a director of Acceris Communications Inc., a broad based telecommunications company, from May 2004 to March 2005. Prior to Mr. Tanki’s retirement in 2000, he spent 36 years with Coopers & Lybrand (now PriceWaterhouseCoopers) and retired in 1998 as a Senior Partner in the Business Assurance practice. During his career, he was a member of the firm’s Executive Committee, Director of Accounting and SEC Technical Services and Partner-In-Charge of the New York practice group.	66	2005

WILLEM VAN RIJN has served as Senior Advisor to the founder and management committee of Capco, an operations and technology consulting and solutions firm since 2002. Prior to joining Capco, Mr. van Rijn was a Senior Partner with PriceWaterhouseCoopers, and its predecessor Coopers & Lybrand, where he served as the Managing Partner of the Japanese financial services consulting practice from 1998 to 2002, and the global strategy and financial risk management consulting practice from 1995 to 1998. Mr. van Rijn serves as a director of Media Sciences International, a Nasdaq listed technology company.
57	2005

ROBERT F. WALTERS most recently served as a director of Zavata, a business process outsourcing (BPO) company that provides technology-based BPO solutions to the healthcare, insurance, government and commercial industries from 2003 until 2005. Prior to joining Zavata in 2003, Mr. Walters was an Executive Vice President and Chief Information Officer of John Hancock Financial Services (1995-2004), when it was acquired by ManuLife of Toronto, Canada. Prior to joining John Hancock, Mr. Walters held a variety of senior information technology positions at Citicorp, in the US, London and Brussels. He was the Chief Information Officer of European technology, managing the technology operations of businesses in 14 countries in Western Europe.
57	2005

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE INDIVIDUALS IDENTIFIED AS DIRECTOR NOMINEES

PROPOSAL 2—RATIFICATION OF THE APPOINTMENT OF APM AS THE COMPANY'S INDEPENDENT AUDITORS

Subject to ratification by the shareholders, the Board of Directors, upon the recommendation of the Audit Committee, has selected the firm of APM, independent auditors, to examine the financial statements of the Company for the year ending December 3l, 2006. This selection is being presented to the shareholders for approval at the annual meeting. If the shareholders do not approve the employment of APM, the selection of independent auditors will be reconsidered by the Board of Directors.

A representative of APM is expected to be present at the annual meeting with the opportunity to make a statement, if he/she so desires, and to be available to respond to appropriate questions. A representative of GT is not expected to be present at the annual meeting.

AUDIT AND NON-AUDIT FEES

Audit Fees

Fees for audit services totaled $1,046,000 and $1,385,000 in 2005 and 2004, respectively, including fees for the audit of the Company’s annual financial statements included in the Company’s Form 10-K, review of the Company’s quarterly financial statements included in the Company’s Form 10-Q, Sarbanes Oxley Section 404 audit procedures, consents and accounting consultations, and other such services that generally only an independent accountant can provide.

Audit Related Fees

Fees for audit-related services totaled $757,000 and $625,000 in 2005 and 2004, respectively, including fees for the audit of the Company’s restated Forms 10-K and 10-Q in 2004, acquisition due diligence, review of the Company’s S-3 filing, Chimes SAS 70 review, employee benefit plan audits and certain other services traditionally performed by independent accountants.

Tax Fees

Fees for tax services, including tax preparation, compliance and tax planning, totaled $136,000 and $160,000 in 2005 and 2004, respectively. These amounts include tax preparation and compliance fees of $92,000 and $106,000 in 2005 and 2004, respectively.

Other Fees

None in 2005 and 2004.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR

The Audit Committee’s policy is to pre-approve services to be performed by the Company’s independent public accountants in the categories of audit services, audit-related services, tax services and other services. Additionally, the Audit Committee will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. All services have been approved by the Audit Committee, and all audit services performed by Grant Thornton were performed by permanent, full-time employees of Grant Thornton.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee, among other things, oversees the Company's financial reporting processes in accordance with the Audit Committee charter adopted by the Board. The Board of Directors has reviewed the qualifications of the members of the Audit Committee and has determined that each member is "independent" under the current listing standards of the National Association of Securities Dealers. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Grant Thornton LLP ("GT") previously served as the principal accountants for the Company. On November 10, 2006, GT was dismissed by the Company. The dismissal of GT was recommended by the Audit Committee of the Company's Board of Directors. The reports of GT on the Company's consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits of the two fiscal years ended December 31, 2005 and 2004 and the subsequent interim periods through November 10, 2006, there were no disagreements with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused GT to make reference to the matter in its report.

On November 10, 2006, the Company engaged Amper, Politziner & Mattia ("APM") as the Company's principal accountant. The engagement of APM was recommended by the Audit Committee of the Company's Board of Directors.

During the Company's fiscal years ended December 31, 2005 and 2004 and the subsequent interim periods through their engagement, the Company did not (a) engage APM as principal accountant to audit the Company's financial statements, or as an independent accountant to audit a significant subsidiary; or (b) consult with APM with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Committee reviewed with GT, the Company's prior independent auditors, who are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles, the Company's audited financial statements for the year 2005, their judgments as to the quality of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with GT their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", and the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, "Communication with Audit Committees", and SAS No. 90, "Audit Committee Communications", and considered the compatibility of non-audit services provided by APM with the auditors' independence.

The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the appointment of APM as the Company's independent auditors for the current year.

Frank Tanki, Audit Committee Chair and Financial Expert
Karl Meyer, Audit Committee Member
Willem Van Rijn, Audit Committee Member

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF APM AS THE COMPANY'S INDEPENDENT AUDITORS.

EXECUTIVE COMPENSATION

The following table sets forth the compensation paid by the Company for the fiscal years indicated, to the Chief Executive Officer and to each of the Company’s other executive officers, whose combined salary and bonus exceeded $100,000, (together, the “named executive officers”), as of December 31, 2005.

SUMMARY COMPENSATION TABLE
As of December 31, 2005

					Long-Term Compensation
	Annual Compensation				Awards		Payouts
	Year	Salary \	Bonus(1)	Other Annual Compen- sation	Restricted Stock Awards	Securities Underlying Options/ SARs	LTIP Payouts	All Other Compen- sation(2)
Dennis Conroy(3)	2005	$74,658	—	—	—	100,000	—	$3,539
President and
Chief Executive Officer
William J. Murphy(4)	2005	$291,722	—	—	—	—	—	$2,368,845
President and	2004	$365,000	—	—	—	39,434	—	$17,380
Chief Executive Officer	2003	$290,000	$75,000	—	—	78,867	—	$16,180
Michael J. Shea	2005	$220,000	$25,000	—	—	—	—	$1,008,151
Chief Financial Officer	2004	$220,000	—	—	—	20,464	—	$6,905
	2003	$150,000	$40,000	—	—	71,292	—	$7,980

(1)
Mr. Shea was awarded a retention bonus of $40,000 in 2003 and $152,000 in 2005 which was payable quarterly through September 2006. Mr. Shea received $25,000 of this award in 2005 and $25,000 in 2006. The remainder of the award has been forfeited due to his voluntary resignation from the Company in April 2006.

(2)
The Company sponsors and pays in full basic life and accidental death & dismemberment insurance policies for all benefit eligible employees in the amount of one times base salary up to a maximum of $150,000. The premiums remitted for this policy in 2005 were $234, $200 and $39 for Messrs. Shea, Murphy and Conroy, respectively. Under each such insurance policy, the insured has the right to designate the beneficiaries.

The Company maintains a defined contribution (401K) savings plan. Full-time salaried employees are eligible to participate in the Plan following the completion of six months of continued service. The Company contributes $.50 for every dollar contributed by all participating salaried employees up to 4% of each employee’s semi-monthly salary deferral. The maximum match allowable by the Plan in 2005 was $4,200. In 2005 Mr. Murphy deferred $14,000 and received a company match in the amount of $4,200. Mr. Shea deferred $10,267 and received a company match in the amount of $3,117. Mr. Conroy did not meet service eligibility requirements in 2005 and did not participate in the plan.

The Company maintained a non-qualified supplemental retirement benefit agreement with Messrs. Murphy and Shea. Under his agreement Mr. Shea would have been entitled to receive $1,000,000 upon retirement from the Company at age 65. In accordance with the supplemental retirement benefit agreement, the $1,000,000 retirement benefit becomes fully vested and payable upon a change of control of the company. In the fourth quarter of 2005, a change of control occurred. Messrs. Murphy and Shea each received a payment of $1,000,000 related to the supplemental retirement agreement. Subsequent to the change of control, the plan has been terminated and no further payments will be required.

Mr. Murphy was entitled to an auto allowance of $12,000 and $9,000, for the years 2004 and 2005. Mr. Shea was entitled to an auto allowance of $4,800, for the years 2004 and 2005, respectively. Mr. Conroy was entitled to a monthly automobile allowance of $1,000; and received $3,500 for 2005.

Mr. Murphy received a severance payment of $895,000, a vacation payout of $21,058 and a deferred compensation payout of $439,387.

(3)	Mr. Conroy began employment in October 2005. Mr. Conroy’s employment agreement provides for an annual salary at a rate of $365,000.

(4)	Mr. Murphy was employed by Computer Horizons Corp. until October 18, 2005.

OPTION GRANTS IN LAST FISCAL YEAR

The following table shows stock options granted to the named executive officers in 2005. Additionally, in accordance with the rules of the SEC, the table shows the hypothetical gains or option spreads that would exist for the options. These gains are based on assumed rates of annual compound stock appreciation of 5% and 10% from the dates the options were granted over the full option term.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2005	Exercise Price	Expiration Date	5%	10%
Dennis Conroy	100,000(1)	21%	$4.16	10/18/2010	$114,933	$253,972
William J. Murphy	—	—	—	—	—	—
Michael J. Shea	—	—	—	—	—	—

(1)
Options were granted to Dennis Conroy at the commencement of his employment in October 2005 with an exercise price of $4.16 per share at the grant date.

Pursuant to the terms of the option grants, upon exercise of such options, if the optionee, while employed by the Company, desires to sell any shares acquired upon exercise of such options, the optionee must first offer such shares to the Company at their then fair market value. The options granted to Mr. Conroy become exercisable over a period of three years.

Prior to the adoption of FIN 44 and the Sarbanes-Oxley Act of 2002, certain officers had the right to borrow from the Company against the exercise price of options exercised. As of December 31, 2005 and 2004, total outstanding borrowings pertaining to Mr. Shea amounted to $100,000, which borrowings occurred in 1999. Mr. Shea will repaid the balance of the loan on April 28, 2006, upon his resignation.

The following table sets forth certain information concerning stock options exercised in 2005 or held as of the end of the year, by the named executive officers. Such options were granted under the Company’s 1994 Incentive Stock Option and Appreciation Plans, and 2004 Omnibus Incentive Compensation Plan. No stock appreciation rights have been granted under either Plan.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND DECEMBER 31, 2005 OPTION VALUES

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money
	Acquired	Value	Options at 12/31/05		Options at 12/31/05
Name	on Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Dennis Conroy	—	—	—	100,000(2)		$$19,000(3)
William J. Murphy	203,867	$180,389	—	—	—	—
Michael J. Shea	—	—	131,292	—	$109,994	$—

(1)	Value realized is defined by the Securities and Exchange Commission as the difference between the market value, on date of exercise, of shares acquired and the exercise price of the options exercised.
(2)	Options were granted to Dennis Conroy at the commencement of his employment in October 2005 with an exercise price of $4.16 per share at the grant date.
(3)	The value in-the-money was based on the market price of shares at December 31, 2005, which was higher than the option price.

Employment Agreements

EMPLOYMENT CONTRACTS WITH NAMED EXECUTIVE OFFICERS
On October 20, 2005, in connection with appointment of Dennis J. Conroy as Chief Executive Officer and President of Computer Horizons Corp. (the “Company”), the Company entered into an employment agreement (the “Conroy Agreement”) with Mr. Conroy, which sets forth terms and provisions governing Mr. Conroy’s employment as Chief Executive Officer and President of the Company.  The Conroy Agreement provides for an annual salary of $365,000, as well as an annual bonus, to be awarded in the discretion of the Board. In connection with his employment, Mr. Conroy received an option grant to purchase 100,000 shares of the Company’s common stock, $.10 par value, at an exercise price of $4.16 per share pursuant to and in accordance with the Company’s 2004 Omnibus Incentive Compensation Plan (the “2004 Plan”). Such stock option shall vest and become exercisable as to one-third of such shares on each of October 19, 2006, October 19, 2007 and October 19, 2008. Such stock option shall vest and become exercisable with respect to all of such shares upon a “Change of Control” as such term is defined in the 2004 Plan. Mr. Conroy will be provided with a car allowance of $1,000 per month and will be eligible for twenty-five paid vacation days per year.

Mr. Shea had an employment agreement with the Company, which would have automatically renewed in March, provided he had not resigned. The Agreement provided for an annual salary at the rate of $220,000, plus severance pay in the event of termination of employment by the Company. The Agreement also provided that, if a Change of Control occurs and thereafter Mr. Shea either continues to be employed by the Company through the end of the contract term or his employment is terminated by the Company other than for cause or disability (as such terms are defined in the Agreement) or Mr. Shea terminates his employment for good reason (as defined in the Agreement), then Mr. Shea shall be entitled to receive a lump sum equal to two times his current base salary and highest bonus (subject to reduction to avoid excise or other taxes) earned during his employment with the Company, as well as continued benefits under the Company’s benefit plans. Mr. Shea voluntarily resigned from the Company effective April 28, 2006.

Mr. Murphy was party to an employment agreement with the Company. The Agreement provided, among other things, for an annual salary at the rate of $365,000, with such increases and bonuses, if any, as the Board of Directors may determine, together with participation in all benefit plans in which members of the Company’s senior management generally are entitled to participate. The Agreement also provided that, if a Change of Control occurs and thereafter Mr. Murphy either continues to be employed by the Company through the end of the contract term or his employment is terminated by the Company other than for cause or disability (as such terms are defined in the Agreement) or Mr. Murphy terminates his employment for good reason (as defined in the Agreement), then Mr. Murphy shall be entitled to receive a lump sum equal to two times his current base salary and highest bonus (subject to reduction to avoid excise or other taxes) earned during his employment with the Company, as well as continued benefits under the Company’s benefit plans. Mr. Murphy’s employment with the Company was terminated on October 18, 2005.

SEPARATION AGREEMENTS WITH CERTAIN EXECUTIVE OFFICERS
On October 18, 2005, William J. Murphy, upon termination as President and Chief Executive Officer and in accordance with his employment agreement, was paid severance in the amount of $895,000, along with his deferred compensation funds, which approximated $439,387. Mr. Murphy agreed pursuant to the separation agreement that these payments were in full satisfaction of any obligations that would otherwise be due him as severance and unpaid salary, benefits, or other compensation.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information about the Company’s equity compensation plans as of December 31, 2005.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column(a)) (c)
Equity compensation plans approved by security holders	2,675,000	$3.69	3,050,500(1)
Equity compensation plans not approved by security holders			—
Total	2,675,000		3,050,500

(1)
Consists of 2,976,500 shares of the Company’s common stock reserved under the 2004 Omnibus Incentive Compensation Plan and 74,000 shares of the Company’s common stock reserved under the Company’s 1991 Directors’ Stock Option Plan.

COMPENSATION COMMITTEE REPORT

The Compensation Committee met three times in 2005. Under the terms of the Charter, the Compensation Committee is directly responsible for establishing annual and long-term performance goals and objectives for our corporate officers. Their responsibility includes:

•	Make recommendations regarding the compensation of the executive officers of the Company and its affiliates and their performance relative to their compensation.
•
Assure that the executive officers are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practice and the requirements of the appropriate regulatory bodies.

•	Periodically evaluate the terms and administration of the Company’s incentive plans and benefits programs.
•	Monitor compliance with the legal prohibition on loans to directors and executive officers of the Company.
•	Produce an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with the rules and regulations promulgated by the Securities and Exchange Commission.

The Committee may, in its sole discretion employ a compensation consultant, and has done so, to assist in the evaluation of non-employee Director compensation in 2005.

Effective November 20, 2006, the Compensation Committee is currently comprised of Messrs. Walters (chair), Rosenfeld and Van Rijn. For the prior period (January 1, 2005 through October 17, 2005) the Compensation Committee was comprised of Messrs. Duncan (chair), Edelstein, Marino, Mason, Meyer and Trevisani. The Board of Directors has determined that all of the members (present and past) are "independent" under the current listing standards of the New York Stock Exchange.

A copy of this charter is available at the Company's web site ww.computerhorizons.com - investors - corporate governance.

Compensation Policies

        The Compensation Committee (the "Committee") of the Board of Directors consists of three non-employee Directors. As set forth in the Compensation Committee Charter, the Committee is responsible for developing policies and making specific recommendations to the Board of Directors with respect to the compensation of the Company's executive officers. The Committee believes that executive compensation should be closely aligned with the Company’s short-term and long-term performance. The goal of these policies is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. Accordingly, it is the view of the Committee that the compensation program for executive officers should consist of the following:

•	Base salary;
•	Annual performance based cash incentive awards;
•	Long-term compensation; and
•	Certain other benefits

The Committee uses general industry peer group companies that best align with our sales volume, cash flow and market capitalization, as well as with the nature of our business and workforce in determining the competitive position of pay. For compensation purposes, the peer group consists of Analysts International Corporation, iGate Corporation., Covansys Corporation, CIBER, Inc., Computer Task Group, Inc., Cotelligent, Inc. Intelligent Systems Corporation, Keane, Inc., MPS Group, Inc. and Sapient Corporation. This peer group may change from time to time based on the criteria stated above. The Committee also considers recommendations from the President and CEO regarding compensation for executives that report directly to him. Management provides to the Committee historical total compensation breakdowns of executives pay.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee consists of Chairman, Robert Walters; Eric Rosenfeld and Willem van Rijn. None of these individuals was at any time during the fiscal year ended December 31, 2005 or at any other time one of our officers or employees.

None of our executive officers serve as a member of the Board of Directors or the compensation committee of any other entity which has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

DIRECTORS' COMPENSATION

In 2005, the Company engaged Hewitt Associates to conduct an independent review of Outside Director Compensation. Based upon this study, effective October 18, 2005, the compensation for non-employee Directors has been modified as follows:

•	Per meeting fee for non-employee Directors was adjusted from $1,000 to $2,000 which is the median among companies paying Board meeting fees.

•
Annual fees for Audit Committee and Compensation Committee Chair have been adjusted to $8,000 and $5,000 respectively due to stringent corporate governance mandates, responsibilities and time commitments.

•	The initial up-front stock option award moved from 10,000 to 15,000 bringing the stock option award in line with the standard market approach.

The following summarizes non-employee Director compensation:

•	The Chairman of the Board will receive an annual retainer of $30,000;

•	Each non-employee director will receive an annual retainer of $20,000;

•	Each non-employee director will receive an additional $2,000 per each Board meeting attended;

•	Each non-employee director of each standing committee will receive a fee of $1,000 per each full length committee meeting attended;

•
Chairs of the Board and the various standing committees, excepting the Audit Committee, will receive an annual fee of $5,000. In lieu of the foregoing, the Chair of the Audit Committee will receive an annual fee of $8,000; and

•
Each non-employee member of the Board receives a one-time initial grant of an option to purchase 15,000 shares of the Company’s common stock and an annual grant of an option to purchase 10,000 shares, with an exercise price equal to the fair market value on the date of the grant.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

The Company maintains directors' and officers' liability insurance, providing coverage of up to $20,000,000, subject to a deductible. The policy also insures the Company against amounts paid by it to indemnify directors and officers. The current policy covers a period of one year at an annual premium of approximately $771,743.

Compensation Committee

Robert Walters, Chair
Eric Rosenfeld Willem Van Rijn

PERFORMANCE GRAPH

Below are graphs comparing the cumulative total shareholder return on the Company's common stock for the last five fiscal years with the cumulative weighted total shareholder return (assuming the reinvestment of dividends) of the companies included in the Nasdaq Market Index and the companies in the Peer Group selected by the Company. The Peer Group Index consists of five companies that are similar to the Company in business lines, size and revenues, each of which is engaged not only in professional services, but is also involved in emerging and prospective "total solutions". They are Analysts International Corp., iGate Corp., Covansys Corp., CIBER, Inc. and Computer Task Group Inc.
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG COMPUTER HORIZONS CORP.,
NASDAQ MARKET INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON JAN. 1, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2005

	2000	2001	2002	2003	2004	2005

COMPUTER HORIZONS CORP.	100.00	131.67	134.13	160.79	156.28	178.42

PEER GROUP INDEX	100.00	132.26	72.97	153.11	157.43	129.24

NASDAQ MARKET INDEX	100.00	79.91	55.60	83.60	90.63	92.62

OTHER INFORMATION

The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may solicit proxies on behalf of the Company in person or by telephone, facsimile or other electronic means without additional compensation. The Company also has engaged the firm of MacKenzie Partners, Inc. to assist in soliciting proxies at a fee of $5,500.00 plus reasonable expenses for these services.

The Board of Directors is aware of no other matters that are to be presented to the shareholders for action at the meeting. If, however, any other matters properly come before the meeting, or any continuation of the meeting pursuant to adjournment or postponement thereof, the persons named in the enclosed form of proxy will vote such proxies in accordance with their judgment on such matters.

All shareholders of record as of November 15, 2006 have been sent, or are concurrently herewith being sent a copy of the 2005 Annual Report and the 2005 Amendment. Such report contains certified consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2005. This report contains a copy of the Company's Annual Report on Form 10-K and Amended 10-K for the year ended December 3l, 2005 (excluding exhibits), as filed with the Securities and Exchange Commission; upon the written request of any shareholder, the exhibits filed with the Company's Annual Report on Form 10-K will be supplied without charge. Requests should be directed to Shareholder Relations, Computer Horizons Corp., 49 Old Bloomfield Avenue, Mountain Lakes, New Jersey 07046-1495.

Shareholder Proposals

Deadline for Receipt of Shareholder Proposals

Shareholder proposals that are intended to be presented at the Company’s 2007 Annual Meeting of Shareholders must be received by the Company at the Company’s principal executive office located at 49 Old Bloomfield Avenue, Mountain Lakes, New Jersey, 07046-1495 no later than August 1, 2007 in order to be included in the proxy statement for that meeting. Shareholders wishing to nominate directors or bring a proposal before the 2007 Annual Meeting of Shareholders (but not include it in the Company’s proxy material) must provide written notice of such nomination or proposal to the attention of the corporate secretary, no later than August 1, 2007.

Discretionary Voting Authority

On May 21, 1998, the SEC adopted an amendment to rule 14a-4, as promulgated under the Exchange Act. The amendment to Rule 14a-4 (c)(1) governs the Company’s use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the Company’s proxy statement. This amendment provides that if the Company does not receive notice of a proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The date by which such notice must be received by the Company for the 2007 annual meeting is August 1, 2007. If during the prior year the Company did not hold an annual meeting, or if the date of the annual meeting has changed more than 30 days from the prior year, then notice must not have been received a reasonable time before the Company mails its proxy materials in order for the Company to be allowed to use its discretionary voting authority when the proposal is raised.

ANY SHAREHOLDER OF THE COMPANY MAY OBTAIN WITHOUT CHARGE COPIES OF THE 2005 ANNUAL REPORT AND THE 2005 AMENDMENT, INCLUDING THE COMPANY’S CERTIFIED FINANCIAL STATEMENTS AND ANY EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO INVESTOR RELATIONS, COMPUTER HORIZONS CORP., 49 OLD BLOOMFIELD AVENUE, MOUNTAIN LAKES, NEW JERSEY, 07046-1495.

By Order of the Board of Directors,

Michael C. Caulfield
Secretary

Mountain Lakes, New Jersey November 20, 2006

REVOCABLE PROXY CARD
COMPUTER HORIZONS CORP.

ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 20, 2006
Olshan Grundman Frome Rosenzweig & Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022
10:00 A.M., local time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Dennis J. Conroy and Michael C. Caulfield, and each of them, as the true and lawful attorneys and proxies, each with full power of substitution and authorizes them to represent and to vote, as designated on the reverse side of this form, all shares of stock the undersigned is entitled to vote at the Annual Meeting of Shareholders of COMPUTER HORIZONS CORP. to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP located in The Park Avenue Tower; 65 East 55th Street; New York, New York 10022; on Wednesday, December 20, 2006 at 10:00 A.M., local time, and any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated November 20, 2006, and a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and Amendment No.1 thereto.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS REVOCABLE PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE
VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

COMPUTER HORIZONS CORP. — ANNUAL MEETING, DECEMBER 20, 2006

YOUR INSTRUCTIONS TO VOTE ARE IMPORTANT!

Proxy Materials are available on-line at:

http://www.computerhorizons.com

You can provide your instructions to vote in one of three ways:

1. Call toll free 1-866-252-6936 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2. Via the Internet athttps://www.proxyvotenow.com/chrz and follow the instructions.

or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

The Board of Directors of Computer Horizons Corp. recommends a vote "FOR" the following proposals.								Please mark as indicated in this example	☒
		For All	Withhold All	For All Except			For	Against	Abstain
1.	The election as directors of all nominees listed (except as marked to the contrary below):	☐	☐	☐	2.	To ratify the appointment of the accounting firm of Amper, Politziner & Mattia (“APM”) as the Company's independent auditors for the year ending December 31, 2006.	☐	☐	☐
(01) Eric Rosenfeld (02) Karl Meyer (03) Frank Tanki (04) Willem Van Rijn (05) Robert Walters					3.	Upon any other matters that may properly come before the meeting or any adjournment.

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s)
in the space provided below.

This proxy, when properly executed, will be voted in the manner directed. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Signature(s) should agree with name(s) printed hereon. Please correct any errors in address shown. If signing in representative capacity include full title. Proxies by a corporation should be signed in its name by an authorized officer. Where stock stands in more than one name, all holders of record should sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Please be sure to date and sign this proxy card in the box below.

Date
Sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW***

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:

1. By Mail; or

2. By Telephone (using a Touch-Tone Phone); or

3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., December 20, 2006. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., December 20, 2006. 1-866-252-6936	Vote by Internet anytime prior to 3 a.m., December 20, 2006. go to https://www.proxyvotenow.com/chrz

Please note that the last vote received, whether by telephone,
Internet or by mail, will be the vote counted.

ON-LINE PROXY MATERIALS:    Access at http://www.computerhorizons.com

Your vote is important!